SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report (date of earliest event reported):       October 27, 1997

                    FINANCIAL ASSET SECURITIES CORP.,
               (as depositor under the Pooling and Servicing
            Agreement, dated as of November 1, 1996, providing
           for the issuance of Financial Asset Securities Corp.,
               Mego Mortgage FHA Title I Loan Trust 1996-3,
                FHA Title I Loan Asset-Backed Certificates,
                              Series 1996-3).

          (Exact name of registrant as specified in its charter)



              Delaware              33-99018        41-1857856
(State or Other Jurisdiction              (Commission        (I.R.S.
Employer
of Incorporation)                   File Number)       Identification No.)

600 Steamboat Road
Greenwich, Connecticut                                  06830
(Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:     (203) 625-2700

Item 5.       Other Events

              On behalf of Mego Mortgage FHA Title I Loan
              Trust 1996-3, FHA Title I Loan Asset-Backed
              Certificates, Series 1996-3, a Trust created pursuant to the Pooling and Servicing
              Agreement, dated November 1, 1996, by First
              Trust of New York, National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly
              Report dated October 27, 1997.  The Monthly
              Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due November 25, 2022.

              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date October 27, 1997.

                    Principal     Interest      Ending Balance

       Cede & Co    $1,364,643.34 $358,894.67   $57,118,255.73


              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

              D.    Were any amounts paid or are any amounts payable
                    under the Certificate Guaranty Insurance Policy?   NO
                           Amount:

              E.    Are there any developments with respect to the
                    Certificate Insurance Guaranty Policy?   NONE.

              F.    Item 1: Legal Proceedings:         NONE

              G.    Item 2: Changes in Securities:     NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Distribution Report dated October 27, 1997.


              MEGO MORTGAGE CORPORATION
     FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                  SERIES 1996-3

                  CERTIFICATE HOLDERS' REPORT
Distribution Date:  27-Oct-97

       Beginning                                           Ending
      Certificate  Principal    Interest      Total      Certificate
Class   Balance   DistributionDistribution Distribution    Balance

 A-1  13510093.76   960684.14    73179.67    1033863.81  12549409.62
 A-2  10790000.00        0.00    61503.00      61503.00  10790000.00
 A-3   9101458.00        0.00    54836.28      54836.28   9101458.00
  S   34792458.79 NA             13047.17      13047.17  33673376.99
  R            NA NA                 0.00          0.00 NA

Total 33401551.76   960684.14   202566.12    1163250.26  32440867.62

           AMOUNTS PER $1,000 UNIT

                                              Ending       Current
       Principal    Interest     Total     Certificate  Pass-Through
ClassDistribution DistributionDistribution   Balance    Interest Rate

 A-1  48.93958940  3.72795059 52.66753999  639.29748446       6.5000%
 A-2   0.00000000  5.70000000  5.70000000 1000.00000000       6.8400%
 A-3   0.00000000  6.02499951  6.02499951 1000.00000000       7.2300%
S (a)  0.00000000  0.32567202  0.32567202  840.52532652       0.4500%

                  Trustee's Certificate
     Pooling and Servicing Agreement Dated November 1, 1996
                                   GROUP I
i) Interest from Mortgagors / Master Servicer                         401533.37
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                                107.71
     Total Interest                                                   401641.08
   Principal Collections (Regular Installments)                        63163.46
   Principal Collections (Curtailments and Paid in Fulls)             763038.68
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                                17.11
     Total Principal                                                  826219.25
   Amount on Deposit in the Distribution Account                     1227860.33
   Deposits Pursuant to Sec 4.03 (d)-FHA Reserve Account                   0.00
   Distribution Account Income                                           292.35
   Substitution Adjustment Amount                                          0.00
   Collected Amount                                                  1228152.68
   Insured Payments                                                        0.00
   Withdrawals from the Reserve Fund                                       0.00
   Amount Available                                                  1228152.68
ii)  Pool Balance Information:
     Beginning Aggregate Principal Balance               34792458.79
     less: Principal Collections (non-Defaulted Loans)     826202.14
     less: Balance of Defaulted Loans                      292879.66
     Ending Aggregate Principal Balance                  33673376.99

                                                           Before       After
iii)  Class IA Factors:                              Distributions Distributions
          Class IA-1                                      0.68823707 0.63929748
          Class IA-2                                      1.00000000 1.00000000
          Class IA-3                                      1.00000000 1.00000000

                                                          Computed   Distributed
                                                           Amount      Amount
iv) Class IA Monthly Interest Amount                       189518.95  189518.95
    Class IA Principal Distribution Amount                1119081.80  960684.14
      (limited to the Overcolleralization Amount)
    Class IA Distribution of Distributable Excess Spread        0.00       0.00
    Class IA Guaranteed Principal Distribution                  0.00       0.00
                                                           Beginning     Ending
                                                           Shortfall  Shortfall
    Class IA Monthly Interest Amount                            0.00       0.00
    Class IA Principal Distribution Amount                      0.00  158397.66
      (limited to the Overcolleralization Amount)

v)  Excess Spread                                                          0.00
    Distributable Excess Spread                                            0.00
vi)  FHA Premium Account Deposit                                        6384.43
      Servicer Fee                                                     28993.72
      Master Servicer Fee                                               2319.50
      Master Servicer Reimbursement                                    15612.05
      Trustee Fee and any Additional Trustee Fee                        1304.72
      Premium                                                          10288.00
      Reimbursement Amount distributed to the Certificate Insurer          0.00
      Successor Master Servicer Fees                                       0.00
      Other Fees                                                           0.00
      Excess Claim Amount                                                  0.00
vii)  Group Performance Percentages:
        30+ Delinquency Percentage (Rolling Three Month)                  6.577%
        60+ Delinquency Percentage (Rolling Three Month)                  3.939%
        Cumulative Default Percentage                                     2.161%
        Annual Default Percentage (Three Month Average)                   6.274%
viii)  Overcollateralization Information:
         OC Multiple                                                       1.50
         Required OC Amount                                          2253504.32
         Overcollateralization Amount (before distributions)         1390907.03
         Overcollateralization Amount (after distributions)          1525389.03
ix)  Default Information:
                                                      Current Period Cumulative
   Principal Balance of Defaulted Loans                    292879.66  865721.57
   Balance of Credit Support Multiple Defaulted Loans      292879.66  865721.57
   Accrued and Unpaid Interest on Credit                    15612.05   50344.90
            Support Multiple Defaulted Loans

x)   FHA Insurance Information:
          Trust Designated Insurance Amount  (at the Cut-off Date)   3674309.00
                     Number      Number      Balance       Balance
                Current Period Cumulative Current Period Cumulative
    Claims Filed           12          21     251578.52    422764.17
    Claims Pending         39          NA     715016.23           NA
    Claims Paid             0           1          0.00     14313.55

xi)   Reserve Fund:
      Beginning Balance                                               175974.92
      Investment Income on the Reserve Fund                              718.82
      Deposits to the Reserve Fund                                         0.00
      Withdrawals from the Reserve Fund for Deficiency Amounts             0.00
      Release of Amounts in Excess of the Reserve Requirement              0.00
      Ending Balance                                                  176693.74
xii)   Collateral Performance Percentages:
        Pool Annual Default Percentage (Rolling Three Month)              5.142%
        Pool 60+ Delinquency Percentage (Rolling Three Month)             2.958%
              MEGO MORTGAGE CORPORATION
     FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                  SERIES 1996-3
                  GROUP II

                  CERTIFICATE HOLDERS' REPORT
Distribution Date:  27-Oct-97

       Beginning                                           Ending
      Certificate  Principal    Interest      Total      Certificate
Class   Balance   DistributionDistribution Distribution    Balance

 IIA  25081347.31   403959.20   145889.84     549849.04  24677388.11
 IIS  25052900.16 NA             10438.71      10438.71  24670718.73
  R            NA        0.00        0.00          0.00         0.00

Total 25081347.31   403959.20   156328.55     560287.75  24677388.11

           AMOUNTS PER $1,000 UNIT

                                              Ending       Current
       Principal    Interest     Total     Certificate  Pass-Through
ClassDistribution DistributionDistribution   Balance    Interest Rate

 IIA  14.85148213  5.36361185 20.21509398  907.25941744       6.9800%
 IIS   0.00000000  0.38377715  0.38377715  907.01420297       0.5000%

                  Trustee's Certificate
     Pooling and Servicing Agreement Dated November 1, 1996
                  GROUP II

i) Interest from Mortgagors / Master Servicer                         298120.61
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                                  0.00
                  Total                                               298120.61

   Principal Collections (Regular Installments)                        55049.70
   Principal Collections (Curtailments and Paid in Fulls)             320462.35
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                                 0.35
                  Total                                               375512.40

   Amount on Deposit in the Distribution Account                      673633.01
   Deposits Pursuant to Section 4.03 (d)-FHA Reserve Account Deposits      0.00
   Distribution Account Income                                           173.25
   Collected Amount                                                   673806.26
   Insured Payments                                                        0.00
   Reserve Fund Withdrawals                                                0.00
   Amount Available                                                   673806.26

ii)  Pool Balance Information:
     Beginning Aggregate Principal Balance               25052900.16
     less: Principal Collections (non-Defaulted Loans)     375512.05
     less: Balance of Defaulted Loans                        6669.38
     Ending Aggregate Principal Balance                  24670718.73

                                                           Before       After
                                                     Distributions Distributions
iii)  Class IIA Factor:                                   0.92211090 0.90725942

                                                          Computed   Distributed
                                                           Amount      Amount
iv)   Class IIA Monthly Interest Amount                    145889.84  145889.84
      Class IIA Principal Distribution Amount              382181.43  382181.43
      Class IIA Guaranteed Principal Distribution           21777.77   21777.77

                                                           Beginning     Ending
                                                           Shortfall  Shortfall
      Class IIA Monthly Interest Amount                         0.00       0.00

v)    Insurance Default Amount                                             0.00
      Loss Carryforward Amount (Computed)                                  0.00
      Loss Carryforward Amount (Distributed)                               0.00

vi)  FHA Premium Account Deposit                                        1446.86
      Servicer Fee                                                     20877.42
      Master Servicer Fee                                               1670.19
      Master Servicer Reimbursement                                      360.70
      Trustee Fee and any Additional Trustee Fee                         939.48
      Premium                                                           7725.00
      Reimbursement Amount distributed to the Certificate Insurer          0.00
      Successor Master Servicer Fees                                       0.00
      Other Fees                                                           0.00
      Excess Claim Amount                                                  0.00

vii)  Default Information:
                                                      Current Period Cumulative
       Principal Balance of Defaulted Loans                  6669.38  331111.88
       Principal Balance of Credit                           6669.38  331111.88
              Support Multiple Defaulted Loans

viii)   FHA Insurance Information:

         Trust Designated Insurance Amount  (at the Cut-off Date)    3674309.00
                     Number      Number      Balance       Balance
                Current Period Cumulative Current Period Cumulative
    Claims Filed            0           2          0.00     10476.55
    Claims Pending          7 NA               38785.87 NA
    Claims Paid             0           0          0.00         0.00

ix)  Reserve Fund:
       Beginning Balance                                  2795990.31
       Investment Income on the Reserve Fund                11420.88
       Deposits to the Reserve Fund                         35086.80
Withdrawals from the Reserve Fund for Deficiency Amounts        0.00
Release of Amounts in Excess of the Reserve Requirement         0.00
       Ending Balance                                     2842497.99

x)  Collateral Performance Percentages:
     Pool Annual Default Percentage (Three Month Average)                 5.142%
     Pool 60+ Delinquency Percentage (Rolling Three Month)                2.958%

xi)  Reserve Requirement Information
        30+ Delinquency Rate (Rolling Three Month)             2.997%
        60+ Delinquency Rate (Rolling Three Month)             1.599%
        Cumulative Default Percentage                          1.217%
        Annual Default Rate (Three Month Average)              3.586%
        Credit Support Multiple                                    1
        Reserve Requirement                               3019191.73


                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION

                           /s/ Mark LeMay
                           Mark LeMay
                           Vice President


Dated:        October 31, 1997